SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          DATE OF REPORT: June 26, 2002
                 (Date of earliest event reported) June 21, 2002


                               ACC ACQUISITION LLC
             (Exact name of registrant as specified in its charter)


         DELAWARE             333-59322 AND 333-63454         22-3043811
(State or other jurisdiction     (Commission                (IRS Employer
     of incorporation)            File Number)             Identification No.)

                               14201 Wireless Way
                          Oklahoma City, Oklahoma 73134
               (Address of principal executive offices) (Zip Code)

                                 (405) 529-8500
              (Registrant's telephone number, including area code)


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Information To Be Included in the Report

Item 4.  Changes in Registrant's Certifying Accountant.


     On June 21, 2002, ACC Acquisition LLC (the "Company") dismissed Arthur Andersen LLP ("Andersen") as Company's independent auditors, and selected KPMG LLP ("KPMG") to serve as its new independent auditors for 2002. This action was taken by the Company's Board of Managers.

     Andersen's reports on Company's consolidated financial statements for each of the years ended December 31, 2001 and December 31, 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified as to audit scope or accounting principles. Anderson's report on the Company's consolidated financial statements for the year ended December 31, 2000 was not modified as to uncertainty, but Andersen's report for the year ended December 31, 2001 was modified as to uncertainty.

     During the years ended December 31, 2001 and 2000 and the interim period between December 31, 2001 and the date of this Form 8-K, there were no disagreements between Company and Andersen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to Andersen's satisfaction, would have caused Andersen to make reference to the subject matter of the disagreement in connection with their report for such years; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

     The Company provided Andersen with a copy of the foregoing disclosures. Attached as Exhibit 16.1 is a copy of Andersen's letter, dated June 24, 2002, stating it has found no disagreement with such statements.

     During Company's two most recent fiscal years and through the date of this Report on Form 8-K, Company did not consult KPMG with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Company's consolidated financial statements, or any other matters or reportable events listed in item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 7.  Exhibits.

(c)      Exhibits:

     In accordance with the provisions of Item 601 of Regulations S-K, attached as Exhibit 16.1, is the following which is incorporated by reference herein:

Exhibit
  No.                Description
-------              -----------
16.1    Letter of Arthur Andersen LLP regarding change in certifying accountant.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                      ACC Acquisition LLC
                                      (Registrant)

                                      By BRUCE R. KNOOIHUIZEN
                                         Bruce R. Knooihuizen, Treasurer and
                                         Manager

Date:  June 26, 2002

                                  EXHIBIT INDEX


Exhibit
  No.        Description                 Method of Filing
-------      -----------                 ----------------

16.1    Letter of Arthur Andersen LLP    Filed herewith electronically
        regarding change in certifying
        accountant.